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                                                                 EXHIBIT 4.19(B)


                              CROSS-REFERENCE SHEET

TIA Sections                                              Indenture Sections
Section 310(a)..................................          7.10
           (b)..................................          7.10
Section 311(a)..................................          7.11
           (b)..................................          7.11
Section 312(a)..................................          2.06
           (b)..................................          12.03
           (c)..................................          12.03
Section 313(a)..................................          7.06
           (b)..................................          7.06; 10.03(d)
           (c)..................................          7.06
           (d)..................................          7.06
Section 314(a)..................................          4.02; 4.09
           (b)..................................          10.02
           (c)..................................          12.04
           (d)..................................          10.03(d); 10.04; 10.05
           (e)..................................          12.05
Section 315(a)..................................          7.01(b)
           (b)..................................          7.05
           (c)..................................          7.01(a)
           (d)..................................          7.01(c)
           (e)..................................          6.11
Section 316(a)(1)(A)............................          6.05; 7.02(f)
           (a)(1)(B)............................          6.04
           (b)..................................          6.07
           (c)..................................          9.04(b)
Section 317(a)(1)...............................          6.08
           (a)(2)...............................          6.09
           (b)..................................          2.05
Section 318(a)..................................          12.01


Note: The Cross-Reference Sheet shall not for any purpose be deemed to be a part of the Indenture.